Intangible Assets, Net - Schedule of Intangible Assets Amortization Expense (Details) (Hong Kong Wetouch Electronics Technology Limited) - Hong Kong Wetouch Electronics Technology Limited [Member] - USD ($)
	Dec. 31, 2019	Dec. 31, 2018
2020	$ 58,671
2021	58,671
2022	58,671
2023	57,038
2024	27,432
Thereafter	728,569
Total expense	$ 989,052	$ 1,060,416